Exhibit 3.17

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF “COASTAL OIL & GAS GATHERING, L.P.”, FILED IN THIS OFFICE ON THE NINETEENTH DAY OF MAY, A.D. 1999, AT 10 O’CLOCK A.M.

	/s/ Edward J. Freel
	Edward J. Freel, Secretary of State

3044912 8100	AUTHENTICATION:	9753523

991199395	DATE:	05-19-99

1

CERTIFICATE OF LIMITED PARTNERSHIP

OF

COASTAL OIL & GAS GATHERING, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Unifonn Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

I.              The name of the limited partnership is:

COASTAL OIL & GAS GATHERING, L.P.

II.            The address of the Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Partnership’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

III.           The name and mailing address of the general partner is:

NAME	MAILING ADDRESS

Coastal Oil & Gas Corporation	Nine Greenway Plaza
Houston, Texas 77046

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Coastal Oil & Gas Gathering, L.P., as of the 19th day of May, 1999.

COASTAL OIL & GAS CORPORATION, GENERAL PARTNER

By:	/s/ AUSTIN M. O’TOOLE
AUSTIN M. O’TOOLE
Senior Vice President and Secretary

State of Delaware

Office of the Secretary of State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “COASTAL OIL & GAS GATHERING, L.P.”, CHANGING ITS NAME FROM “COASTAL OIL & GAS GATHERING, L.P.” TO “EL PASO PRODUCTION OIL & GAS GATHERING, L.P.”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF APRIL, A.D. 2001, AT 10 O’CLOCK A.M.

	/s/ Harriet Smith Windsor
	Harriet Smith Windsor, Secretary of State

3044912 8100	AUTHENTICATION:	1087930

010184665	DATE:	04-19-01

1

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

COASTAL OIL & GAS GATHERING, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of COASTAL OIL & GAS GATHERING, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is:

Coastal Oil & Gas Gathering, L.P.

SECOND: Article “I.” of the Certificate of Limited Partnership shall be amended as follows:

“I. The name of the limited partnership shall be El Paso Production Oil & Gas Gathering, L.P.”

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 16th day of April 2001.

EL PASO PRODUCTION OIL & GAS COMPANY
the General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 A.M 04/17/2001
010184665 - 3044912

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

“EL PASO PROCESSING PLANTS COMPANY, L.L.C.”, A DELAWARE LIMITED LIABILITY COMPANY,

WITH AND INTO “EL PASO PRODUCTION OIL & GAS GATHERING, L.P.” UNDER THE NAME OF “EL PASO PRODUCTION OIL & GAS GATHERING, L.P.”, A LIMITED PARTNERSHIP ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED-AND FILED IN THIS OFFICE THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2005, AT 9:25 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2005, AT 8:20 O’CLOCK A.M..

	/s/ Harriet Smith Windsor
	Harriet Smith Windsor, Secretary of State

3044912 8100M	AUTHENTICATION:	4411521

051069264	DATE:	12-29-05

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:25 PM 12/28/2005
FILED 09:25 PM 12/28/2005
SRV 051069264 - 3044912 FILE

CERTIFICATE OF MERGER

merging

EL PASO PROCESSING PLANTS COMPANY, L.L.C.

with and into

EL PASO PRODUCTION OIL & GAS GATHERING, L.P.

Pinsuact to

Section 18-209 of the Delaware Limited Liability Company Act

and

Section 17-211 of the Delaware Revised Unifonn Limited Partnership Act

El Paso Production Oil & Gas Gathering, L.P., a Delaware limited partnership, hereby certifies to the following focts relating to the merger (the “Merger”) of El Paso Processing Plants Company, L.L.C., a Delaware limited liability company, with and into El Paso Production Oil & Gas Gathering, L.P., pursuant to Section 18-209 of the Delaware Limited Liability Company Act (“DLLCA”) and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), and submits the following Certificate of Merger for filing:

FIRST: That the name and state of jurisdiction of each entity that is to merge is as follows:

Name	State of Jurisdiction

El Paso Processing Plants Company, L.L.C.	Delaware
El Paso Production Oil & Gas Gafoering, L.P.	Delaware

SECOND: That an Agreement of Merger dated aa of Oeoember 2S, 2005 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 18-209 of the DLLCA and Section 17-211 of the DRULPA.

THIRD: That the name of the surviving entity is El Paso Production Oil & Gas Gathering, L.P. (“Gathering”).

FOURTH: That the existing Certificate of Limited Partnership of Gathering shall be the Certificate of Limited Partnership of the surviving entity.

FIFTH: That the Merger shall be effective at 8:20 a.m., Eastern Standard Time, on December 31, 2005.

SIXTH: That an executed copy of the Merger Agreement is on file et the place of business of Gathering, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished upon request arul without cost to any partner or member of, or any parson holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso Production Oil & Gas Gathering, L.P. has caused this Certificate of Merger to be signed by a duly authorized officer of the General Partner this 28th day of December 2005.

EL PASO PRODUCTION OIL & GAS GATHERING, L.P.
By:	EL PASO PRODUCTION OIL & GAS COMPANY
Its General Partner

	By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

Prod./Pipes Reorg. Step 3 of 3

2

AGREEMENT OF MERGER

THIS AGREEMENT OF MERGER (this “Agreement”) dated as of the 31st day of December 2005, pursuant to Section 18-209 of the Delaware Limited Liability Company Act and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, between El Paso Processing Plants Company, L.L.C. (“Plants Co.”), a Delaware limited liability company, and El Paso Production Oil & Gas Gathering, L.P. (“Gathering”), a Delaware limited partnership.

W I T N E S S E T H:

WHEREAS, Plants Co. (the “Merging Entity”) desires to merge (the “Merger”) with and into Gathering (the “Survivor” or “Surviving Entity”).

NOW, THEREFORE, the parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of the Merger and mode of carrying the same into effect as follows:

FIRST:  The Survivor hereby merges with and into itself the Merging Entity, and the Merging Entity shall be and hereby is merged into the Survivor, which shall be the Surviving Entity.

SECOND:  The Certificate of Limited Partnership of the Survivor, as amended, which exists prior to the Merger, shall be the Certificate of Limited Partnership of the Surviving Entity.

THIRD:  The terms and conditions of the Merger are as follows:

(a)              The Amended and Restated Limited Partnership Agreement of the Survivor, as it shall exist on the effective date of this Merger, shall be and remain the Amended and Restated Limited Partnership Agreement of the Surviving Entity until the same shall be altered, amended or repealed as therein provided.

(b)              This Merger shall become effective at 8:20 a.m., Eastern Standard Time, on December 31, 2005.

(c)              Upon the Merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Merging Entity shall be transferred to, vested in, and devolve upon the Surviving Entity without further act or deed, and all property, rights, and every other interest of the Surviving Entity and the Merging Entity shall be as effectively the property of the Surviving Entity as they were of the Surviving Entity and the Merging Entity, respectively. The Merging Entity hereby agrees from time to time, as and when requested by the Surviving Entity or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments, and to take or cause to be taken such further or other action as the Surviving Entity may deem necessary or desirable in order to vest in and confirm in the Surviving Entity title to and possession of any property of the Merging Entity acquired or to be acquired by reason of or as a result of the Merger herein provided for and otherwise to carry out the interest and purposes hereof, and the proper officers of the Merging Entity and the proper officers of the Surviving Entity are fully authorized in the name of the Merging Entity or otherwise to take any and all such action.

IN WITNESS WHEREOF, the parties to this Agreement of Merger, pursuant to the approval and authority duly given by resolutions adopted by their respective members and partners, have caused these presents to be executed by each party hereto as the respective act, deed and agreement of each of said Entities, as of the 31st day of December 2005.

EL PASO PROCESSING PLANTS COMPANY, L.L.C.		EL PASO PRODUCTION OIL & GAS GATHERING, L.P.

By:	/s/ Lisa A. Stewart	By:	/s/ Lisa A. Stewart
	Lisa A. Stewart		Lisa A. Stewart
	President		President

Prod./Pipes Reorg. Step 3 of 3

2

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “EL PASO PRODUCTION OIL & GAS GATHERING, L.P.”, FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF SEPTEMBER, A.D. 2006, AT 12:34 O’CLOCK P.M.

	/s/ Harriet Smith Windsor
	Harriet Smith Windsor, Secretary of State

3044912 8100	AUTHENTICATION:	5044848

060853302	DATE:	09-15-06

1

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO PRODUCTION OIL & GAS GATHERING, L.P.

The undersigned, desiring to amend the Amended and Restated Certificate of Limited Partnership of EI Paso Production Oil & Gas Gathering, L.P., pursuant to the provisions of Section 17-202 of the Delaware Revised Unifona Limited Partnership Act, as amended (“DRULPA”) does hereby certify as follows:

1.                                 The name of the Limited Partnership is El Paso Production Oil & Gas Gathering, L.P.

2.                                 The text of Article HI of the Amended and Restated Certificate of Limited Partnership is hereby amended and restated to mad in its entirety as follows:

The name and mailing address of the general partner of the Limited Partnership is:

El Paso Exploration & Production Management, Inc

1001 Louisiana Street

Houston, Texas 77002.”

IN WITNESS WHEREOF, the undersigned general partner has executed this Certificate of Amendment on this 12th day of September 2006.

EL PASO PRODUCTION OIL & GAS GATHERING, L.P.

By:	El Paso Exploration & Production Management, Inc.
Its General Partner

By:	/s/ Thomas M. Hart
Thomas M. Hart
Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:56 PM 09/15/2006
FILED 12:34 PM 09/15/2006
SRV 060853302 - 3044912 FILE

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

“EL PASO ENERGY OIL TRANSMISSION, L.L.C.”, A DELAWARE LIMITED LIABILITY COMPANY,

WITH AND INTO “EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.” UNDER THE NAME OF “EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.”, A LIMITED LIABILITY COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTEENTH DAY OF DECEMBER, A.D. 2008, AT. 6:15 O’CLOCK P.M.

	/s/ Harriet Smith Windsor
	Harriet Smith Windsor, Secretary of State

3044912 8100M	AUTHENTICATION:	7038966

081211697	DATE:	12-19-08

You may verify this certificate online
at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:15 PM 12/18/2008
FILED 06:15 PM 12/18/2008
SRV 081211697 – 3044912 FILE

CERTIFICATE OF MERGER

merging

EL PASO ENERGY OIL TRANSMISSION, L.L.C.

with and into

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act

El Paso Production Oil & Gas Gathering Company, L.L.C. (“Oil & Gas Gathering”), a Delaware limited liability company, hereby certifies to the following facts relating to the merger (the “Merger”) of El Paso Energy Oil Transmission, L.L.C., a Delaware limited liability company, with and into Oil & Gas Gathering, pursuant to Section 18-209 of the Delaware Limited Liability Company Act (“DLLCA”) and submits the following Certificate of Merger for filing:

FIRST: That the name and state of formation of each limited liability company diat is to merge is as follows:

Name	State of Formation

El Paso Energy Oil Transmission, L.L.C.	Delaware
El Paso Production Oil & Gas Gathering Company, L.L.C.	Delaware

SECOND: That an Agreement of Merger dated as of December 16, 2008 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 18-209 of the DLLCA.

THIRD: That the name of the surviving entity is El Paso production Oil & Gas Gathering Company, L.L.C.

FOURTH: That die existing Certificate of Formation of Oil & Gas Gathering shall be the Certificate of Formation of the surviving entity.

FIVE: That the Merger shall be effective upon filing with the Delaware Secretary of State in the state of Delaware.

SIXTH: That an executed copy of the Merger Agreement is on file at the place of business of Oil & Gas Gathering, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished upon request and without cost to any member of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso Production Oil & Gas Gathering Company. L.L.C. has caused this Certificate of Merger to be signed by a duly authorized officer this 16th day of December, 2008.

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

By:	/s/ Dane E. Whitehead
Name:	Dane E. Whitehead
Title:	Senior Vice President

2

AGREEMENT OF MERGER

THIS AGREEMENT OF MERGER (this “Agreement”) dated as of the 16th day of December 2008, pursuant to Section 18-209 of the Delaware Limited Liability Company Act, between El Paso Energy Oil Transmission, L.L.C. (“Oil Transmission”), a Delaware limited liability company, and El Paso Production Oil & Gas Gathering Company, L.L.C. (“Oil & Gas Gathering”), a Delaware limited liability company.

W I T N E S S E T H:

WHEREAS, Oil Transmission (the “Merging Entity”) desires to merge (the “Merger”) with and into Oil & Gas Gathering (the “Survivor” or “Surviving Entity”).

NOW, THEREFORE, the parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of the Merger and mode of carrying the same into effect as follows:

FIRST: The Survivor hereby merges with and into itself the Merging Entity, and the Merging Entity shall be and hereby is merged into the Survivor, which shall be the Surviving Entity.

SECOND: The Certificate of Formation of the Survivor, which exists prior to the Merger, shall be the Certificate of Formation of the Surviving Entity.

THIRD: The terms and conditions of the Merger are as follows:

(a)              The Limited Liability Company Agreement of the Survivor, as it shall exist on the effective date of this Merger, shall be and remain the Limited Liability Company Agreement of the Surviving Entity until the same shall be altered, amended or repealed as therein provided.

(b)             This Merger shall become effective upon filing with the Delaware Secretary of State in the State of Delaware.

(c)              Upon the Merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Merging Entity shall be transferred to, vested in, and devolve upon the Surviving Entity without further act or deed, and all property, rights, and every other interest of the Surviving Entity and the Merging Entity shall be as effectively the property of the Surviving Entity as they were of the Surviving Entity and the Merging Entity, respectively. The Merging Entity hereby agrees from time to time, as and when requested by the Surviving Entity or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments, and to take or cause to be taken such further or other action as the Surviving Entity may deem necessary or desirable in order to vest in and confirm in the Surviving Entity title to and possession of any property of the Merging Entity acquired or to be acquired by reason of or as a result of the Merger herein provided for and otherwise to carry out the interest and purposes hereof, and the proper officers of the Merging Entity and the proper officers of the Surviving Entity are fully authorized in the name of the Merging Entity or otherwise to take any and all such action.

IN WITNESS WHEREOF, the parties to this Agreement of Merger, pursuant to the approval and authority duly given by resolutions adopted by their respective members, have caused these presents to be executed by each party hereto as the respective act, deed and agreement of each of said Entities, as of the 16th day of December 2008.

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.		EL PASO ENERGY OIL TRANSMISSION, L.L.C.
By:	EL PASO E&P HOLDINGS, INC.	By:	EL PASO E&P HOLDINGS, INC.
	its Member		its Member

By:	/s/ Dane E. Whitehead	By:	/s/ Dane E. Whitehead
	Dane E. Whitehead		Dane E. Whitehead
	Senior Vice President		Senior Vice President

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CONVERSION OF A DELAWARE LIMITED PARTNERSHIP UNDER THE NAME OF “EL PASO PRODUCTION OIL & GAS GATHERING, L.P.” TO A DELAWARE LIMITED LIABILITY COMPANY, CHANGING ITS NAME FROM “EL PASO PRODUCTION OIL & GAS GATHERING, L.P.” TO “EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 2008, AT 7:01 O’CLOCK P.M.

	/s/ Harriet Smith Windsor
	Harriet Smith Windsor, Secretary of State

3044912 8100V	AUTHENTICATION:	7036064

081207243	DATE:	12-18-08

You may verify this certificate online

at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:01 PM 12/17/2008
FILED 07:01 PM 12/17/2008
SRV 081207243 - 3044912 FILE

CERTIFICATE OF CONVERSION

FROM A LIMITED PARTNERSHIP TO A

LIMITED LIABILITY COMPANY

PURSUANT TO SECTION 18-214 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

This Certificate of Conversion of El Paso Production Oil & Gas Gathering, L.P. (the “Partnership”), dated as of December 16, 2008, is being duly executed and filed by an authorized officer of the Partnership to convert the Partnership to a Delaware limited liability company in accordance with section 18-214 of the Delaware Limited Liability Company Act (the “DLLCA”).

1.                                      The name of the Partnership set forth in its original Certificate of Limited Partnership, and immediately prior to filing this Certificate of Conversion, was:

El Paso Production Oil & Gas Gathering, L.P.

2.                                      The jurisdiction of the Partnership immediately prior to filing this Certificate of Conversion was:

Delaware

3.                                      The jurisdiction where the Partnership was first created is:

Delaware

4.                                      The date the Certificate of Limited Partnership of the Partnership was filed is:

May 19, 1999

5.                                      The name of the limited liability company as set forth in its Certificate of Formation is:

El Paso Production Oil & Gas Gathering Company, L.L.C.

6.                                      This conversion has been approved in accordance with the provisions of Section 18-214 of the DLLCA.

7.                                      This Certificate of Conversion and the conversion contemplated hereby shall be effective upon the filing of this Certificate of Conversion and the Certificate of Formation.

IN WITNESS WHEREOF, this certificate of Conversion has been executed by an authorized officer of the Partnership on the 16th day of December 2008.

By:	/s/ Joyce Allen-Dennis
Joyce Allen-Dennis
Assistant Secretary

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF FORMATION OF “EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.” FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 2008, AT 7:01 O’CLOCK P.M.

	/s/ Harriet Smith Windsor
	Harriet Smith Windsor, Secretary of State

3044912 8100V	AUTHENTICATION:	7036064

081207243	DATE:	12-18-08

You may verify this certificate online

at corp delaware gov/authver shtml

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:01 PM 12/17/2008
FILED 07:01 PM 12/17/2008
SRV 081207243 - 3044912 FILE

CERTIFICATE OF FORMATION

OF

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

This Certificate of Formation of El Paso Production Oil & Gas Gathering Company, L.L.C. (the “LLC”) dated as of December 16, 2008, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C.§§ 18-101, et. seg.

FIRST:                                          The name of the LLC formed hereby is:

El Paso Production Oil & Gas Gathering Company, L.L.C.

SECOND:                           The address of the registered office of the LLC in die State of Delaware is:

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, Delaware 19801

THIRD:                                      The name and address of the registered agent for service of process on the LLC in the State of Delaware are:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, Delaware 19801

FOURTH:                          This Certificate of Formation and the conversion contemplated hereby shall be effective upon the filing of this Certificate of Conversion and the Certificate of Formation.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be executed as of the date first above written.

/s/ Joyce Allen-Dennis
Joyce Allen-Dennis
Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.”, CHANGING ITS NAME FROM “EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.” TO “EP ENERGY GATHERING COMPANY, L.L.C”, FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF MAY, A.D. 2012, AT 4:22 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE FIRST DAY OF JUNE, A.D. 2012, AT 12:01 O’CLOCK A.M.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State

3044912 8100	AUTHENTICATION:	9586597

120601815	DATE:	05-21-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:39 PM 05/21/2012
FILED 04:22 PM 05/21/2012
SRV 120601815 - 3044912 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF FORMATION

OF

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

The undersigned, desiring to amend the Certificate of Formation of El Paso Production Oil & Gas Gathering Company, L.L.C. (the “LLC”), pursuant to the provisions of Section 18-202 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

FIRST:                                The name of the LLC is:

El Paso Production Oil & Gas Gathering Company, L.L.C.

SECOND:                 The article numbered “FIRST” of the Certificate of Formation of the Company shall be amended as follows:

“FIRST:                           The name of the LLC formed hereby is:

EP Energy Gathering Company, L.L.C.”

THIRD:                            This amendment to the Certificate of Formation shall be effective at 12:01a.m. Eastern Time on June 1, 2012.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Formation on this 18th day of May 2012.

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

By:	/s/ Joseph C. James
Joseph C. James
Authorized Person